Exhibit 99.1

SOUTHWEST AIRLINES CO.

2005 EXCESS BENEFIT PLAN
(as amended and restated effective January 1, 2008)

SOUTHWEST AIRLINES CO.
2005 EXCESS BENEFIT PLAN
(as amended and restated effective January 1, 2008)

Table of Contents

SOUTHWEST AIRLINES CO.
2005 EXCESS BENEFIT PLAN
(as amended and restated effective January 1, 2008)

PREAMBLE

WHEREAS, Southwest Airlines Co., a corporation formed under the laws of the State of Texas, has established the Southwest Airlines Co. 2005 Excess Benefit Plan, an excess benefit plan for the exclusive benefit of its employees to restore retirement benefits decreased due to limitations imposed by Section 415 of the Internal Revenue Code of 1986; and

WHEREAS, such plan has been designed to comply with Section 409A of the Internal Revenue Code; and

WHEREAS, Southwest Airlines Co. now desires to amend and restate such plan to reflect the provisions of the final regulations promulgated pursuant to Section 409A of the Internal Revenue Code; and

WHEREAS, Southwest Airlines Co. intends that any Participant or Beneficiary under such plan shall have the status of an unsecured general creditor with respect to the Plan and any Trust Fund;

NOW, THEREFORE, the Southwest Airlines Co. 2005 Excess Benefit Plan is hereby amended and restated in its entirety as follows:

ARTICLE I

DEFINITIONS

1.1           “Account” shall mean the record maintained by the Committee showing the monetary value of the individual interest in the Plan of each Participant or Beneficiary.  The term “Account” shall refer only to a bookkeeping entry and shall not be construed to require the segregation of assets on behalf of any Participant or Beneficiary.

1.2           “Beneficiary” shall mean, with respect to each Participant, the beneficiary of such Participant under the Southwest Airlines Co. ProfitSharing Plan.

1.3           “Board” shall mean the Board of Directors of Southwest Airlines Co.

1.4           “Code” shall mean the Internal Revenue Code of 1986, as it may be amended from time to time, and the rules and regulations promulgated thereunder.

1.5           “Committee” shall mean the committee designated by the Board to administer the Plan.

1.6           “Company” shall mean Southwest Airlines Co., or its successor or successors.

1.7           [INTENTIONALLY OMITTED]

1.8           “Excess Amount” shall mean, for a particular Plan Year, the amount by which the allocation(s) of a Participant under the Retirement Plans which are attributable to such Plan Year are reduced by reason of the application of the limitations set forth in Section 415 of the Code.

1.9           “Mandatory Retirement Age” shall, with respect to each Southwest Airlines Co. pilot, mean the mandatory retirement age for commercial airline pilots, if any, imposed by the Federal Aviation Administration or applicable law.

1.10           “New Participant” shall mean a Participant other than a Prior Plan Participant.

1.11           “Participant” shall mean an employee of the Company who has met the eligibility requirements for participation in this Plan, as set forth in Article II hereof.

1.12           “Plan” shall mean the Southwest Airlines Co. 2005 Excess Benefit Plan as amended and restated and set forth in this document and as further amended from time to time.

1.13           “Plan Year” shall mean the annual period beginning on January 1 and ending on December 31, both dates inclusive of each year.

1.14           “Prior Plan” shall mean the Southwest Airlines Co. Excess Benefit Plan originally effective January 1, 1999, as amended.

1.15           “Prior Plan Participant” shall mean a Participant who made an election to defer under Section 5.3 of the Prior Plan.

1.16           “Retirement Plans” shall mean the Southwest Airlines Co. ProfitSharing Plan (the “ProfitSharing Plan”), the Southwest Airlines Co. 401(k) Plan, and the Southwest Airlines Co. Pilots’ Retirement Savings Plan, each as amended from time to time.

1.17           “Trust Agreement” shall mean the agreement, if any, including any amendments thereto, entered into between the Company and the Trustee to carry out the provisions of the Plan.

1.18           “Trustee” shall mean the designated trustee acting at any time under the Trust Agreement.

1.19           “Trust Fund” shall mean the cash and other properties held and administered by the Trustee pursuant to the Trust Agreement.

1.20           “Valuation Date” shall mean each business day on which the financial markets are open for trading activity, or such other dates as shall be established by the Committee.

ARTICLE II

ELIGIBILITY

Each employee of the Company who qualifies for an allocation under any one or more of the Retirement Plans, and whose Excess Amount for any Plan Year (commencing with the 2004 Plan Year) is at least $1,000, shall be eligible to participate in this Plan with respect to such Plan Year.

ARTICLE III

CREDITS TO ACCOUNT

3.1           Commencing with the 2005 Plan Year and continuing for each Plan Year thereafter, as soon as practicable following the date on which the Company funds its contribution, if any, to the ProfitSharing Plan, the Company shall credit to the Account of each Participant who is actively employed on the date on which such ProfitSharing contribution is funded an amount equal to the Excess Amount of such Participant for the preceding Plan Year.

3.2           As of each Valuation Date, the Committee shall credit to each Participant’s Account the deemed income or losses attributable thereto, as provided in Section 3.3 below, as well as any other credits to or charges against such Account, including such Participant’s pro rata portion of Plan administrative expenses.  All payments from an Account between Valuation Dates shall be charged against the Account as of the preceding Valuation Date.

3.3           Each Participant, prior to initial participation in the Plan, may, in the manner prescribed by the Committee, designate the manner in which amounts credited to such Participant’s Account pursuant to Section 3.1 above shall be deemed to be invested among the various options designated by the Committee for this purpose; provided however, that any such designation in effect under the Prior Plan on December 31, 2004 shall automatically carry over and apply to this Plan effective January 1, 2005 until changed by the Participant.  Any investment designation may be changed as of any Valuation Date solely with respect to amounts credited under Section 3.1 after the date of such change, and shall be effected by filing an election with the Committee, in the manner prescribed by the Committee, within the period of time prior to such Valuation Date established by the Committee.  The Participant must designate, in such minimum percentages or amounts as may be prescribed by the Committee, that portion of the amount to be credited to the Account of such Participant that is to be allocated to each investment option offered hereunder.  In the absence of any such investment designation, amounts credited to a Participant’s Account shall be deemed to be invested in such property as the Committee, in its sole and absolute discretion, shall determine.  In no event may any Participant designate the investment of amounts credited to an Account in stock or other securities of the Company.  The Committee may, but shall not be obligated to, invest amounts credited to a Participant’s Account in accordance with the investment designations of such Participant; nevertheless, the Account of such Participant shall be credited with the amount of income, gains and losses attributable thereto, as if the amounts credited to such Account had been so invested.  The Committee shall be authorized at any time and from time to time to modify, alter, delete or add to the investment options hereunder.  In the event a modification occurs, the Committee shall, prior to the effective date of such change, notify those Participants whom the Committee, in its sole and absolute discretion, determines are affected by the change.  The Committee shall not be obligated to substitute options with similar investment criteria for existing options, nor shall it be obligated to continue the types of investment options presently available to the Participants.

ARTICLE IV

BENEFITS

Except as otherwise provided herein, each Participant (or, in the case of death, the Beneficiary of such Participant) shall be entitled to receive benefits hereunder upon the earliest to occur of (i) such Participant’s separation from service with the Company (provided that a Participant who is a “specified employee” (within the meaning of Section 409A(a)(2) of the Code) shall not be entitled to receive benefits hereunder until six (6) months after the date of separation from service), (ii) such Participant’s attainment of Mandatory Retirement Age, or (iii) such Participant’s death.

Each Participant or, in the case of the death of a Participant, the Beneficiary of such Participant shall be entitled to the entire value of all amounts credited to such Participant’s Account, as of the Valuation Date coincident with the date of distribution hereunder.

ARTICLE V

PAYMENT OF BENEFITS

5.1           Except as otherwise provided herein, payment of a Participant’s benefit on account of such Participant’s attainment of Mandatory Retirement Age or separation from service shall be made either in a lump sum in cash or in cash payments in substantially equal annual installments over a period certain not exceeding five (5) years.  The method of payment under this Plan for a Prior Plan Participant will be the same as the method of payment determined for such Participant’s account under the Prior Plan.  The method of payment under this Plan for a New Participant must be irrevocably elected by the New Participant prior to the beginning of the Plan Year with respect to which such Participant first elects to make a deferral  in accordance with Section 5.3 hereof (the “New Participant Election Deadline”), in the manner prescribed by the Committee. If a New Participant fails to elect a method of payment either by the New Participant Election Deadline or in the manner prescribed by the Committee, payment hereunder shall be made in a lump sum in cash. Payment under this Plan to a Prior Plan Participant shall commence on the date payment of such Participant’s account under the Prior Plan is scheduled to commence; provided however, that (i) all payments shall be made within the timeframe required by Section 409A of the Code generally; and (ii) specifically, with respect to payments that result from a separation from service and that are made to a Prior Plan Participant who is a “specified employee” (within the meaning of Section 409A of the Code), such payments may not begin prior to the date that is six (6) months following the Prior Plan Participant’s separation from service. A New Participant must irrevocably elect, by the New Participant Election Deadline and in the manner prescribed by the Committee, the time at which payment shall commence, which time must be one of the following: (i) as soon as practicable following the New Participant’s separation from service with the Company or, if earlier, the New Participant’s attainment of Mandatory Retirement Age; (ii) at any time during the calendar year in which such event occurs; or (iii) as soon as practicable following the end of the calendar year in which such event occurs; provided that (a) all payments must be made within the timeframe required by Section 409A of the Code generally; and (b) specifically, with respect to payments that result from a separation from service and that are made to a New Participant who is a “specified employee” (within the meaning of Section 409A of the Code), such payments may not begin prior to the date that is six (6) months following the New Participant’s separation from service.  If a New Participant fails to elect a time for payments to commence either by the New Participant Election Deadline or in the manner prescribed by the Committee, then payments will commence as soon as practicable during the calendar year after the end of the calendar year in which the New Participant becomes entitled to a benefit under Article IV, but in no event later than the date required by Section 409A of the Code.  If installment payments are made, such payments shall be charged pro rata to the individual investment options in which amounts credited to the Participant’s Account are deemed to be invested, pursuant to the Participant’s designation under Section 3.3 hereof.  Furthermore, the Committee shall continue to credit the unpaid balance of the Participant’s Account with the deemed income and losses attributable thereto, in accordance with such Participant’s elections pursuant to the provisions of Section 3.3 hereof, as well as with any other credits to or charges against the unpaid balance of such Account, during the period for which installment payments are made.  With respect to a Participant who has elected installment payments under this Section 5.1, provided that the Participant has received at least one installment payment pursuant to the Participant’s election, all remaining amounts credited to a Participant’s Account shall be distributed in a lump sum in cash at such time as the value of such remaining amounts is $25,000 or less.

5.2           Payment of a Participant’s benefit on account of death shall be made in a lump sum in cash.  Payment of a Participant’s death benefit shall be made to the Beneficiary of such Participant as soon as practicable following the Committee’s receipt of proper notice of such Participant’s death, but in no event later than the date required by Section 409A of the Code.

5.3           Notwithstanding any other provision herein to the contrary, unless a Participant elects, prior to the beginning of any Plan Year, in the manner and at the time prescribed by the Committee, to defer the receipt of all or a portion of the Excess Amount for such Plan Year credited to the Account of such Participant pursuant to Section 3.1 hereof (and, with respect to the 2005 Plan Year, such election has not been cancelled as permitted by Section 5.4 hereof), such amount shall be paid to such Participant in a cash lump sum as soon as practicable after such amount is credited to such Participant’s Account, but in no event later than the date required by Section 409A of the Code.  Any election to defer the receipt of all or a portion of the amount credited in accordance with Section 3.1 shall be permitted only if the portion deferred equals or exceeds $1,000.  Any such election in effect under the Prior Plan on December 31, 2004 shall automatically carry over and apply to the 2005 Plan Year under this Plan.  Any election under this Section to defer shall be effective for all subsequent Plan Years, unless prior to the beginning of a Plan Year, the Participant affirmatively changes such election in the manner prescribed by the Committee.

5.4           A Participant with a valid election to defer the receipt of all or a portion of the amount to be credited in accordance with Section 3.1 hereof during the 2005 Plan Year may cancel such election prior to December 31, 2005 in the manner and at the time prescribed by the Committee; provided that the amounts subject to such cancellation are includible in the income of such Participant in the 2005 calendar year or, if later, in the taxable year in which the amounts are earned and vested.  Any such cancellation shall be effective for all subsequent Plan Years, unless prior to the beginning of a Plan Year, the Participant affirmatively changes such election in the manner prescribed by the Committee.

5.5           The payment of benefits under the Plan shall begin at the date specified in accordance with the foregoing provisions of this Article V; provided that, in case of administrative necessity, the starting date of payment of benefits may be delayed up to thirty (30) days as long as such delay does not result in the Participant or Beneficiary receiving the distribution in a different taxable year than if no such delay had occurred.

ARTICLE VI

IN-SERVICE WITHDRAWALS AND LOANS

6.1           In the event of an unforeseeable emergency, a Participant may make a request to the Committee for a withdrawal from the Account of such Participant.  For purposes of this Section, the term “unforeseeable emergency” shall mean a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant’s spouse, or a dependent (as defined in Section 152(a) of the Code) of the Participant, loss of the Participant’s property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.  Any determination of the existence of an unforeseeable emergency and the amount to be withdrawn on account thereof shall be made by the Committee, in its sole and absolute discretion.  However, the amount to be withdrawn on account of an unforeseeable emergency may not exceed the amounts necessary to satisfy such emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which such hardship is or may be relieved:  (i) through reimbursement or compensation by insurance or otherwise; or (ii) by liquidation of the Participant’s assets, to the extent that liquidation of such assets would not itself cause severe financial hardship.  In no event shall the need to send a Participant’s child to college or the desire to purchase a home be deemed to constitute an unforeseeable emergency.  No member of the Committee shall vote or decide upon any matter relating to the determination of the existence of such member’s own financial hardship.  A request for a hardship withdrawal must be made in the manner prescribed by the Committee, and must be expressed as a specific dollar amount. All hardship withdrawals shall be paid in a lump sum in cash.

6.2           Withdrawals shall be charged pro rata to the individual investment options in which amounts credited to a Participant’s Account are deemed to be invested, pursuant to such Participant’s designation under Section 3.3 hereof.

6.3           In no event may a Participant receive a loan of any portion of his benefit hereunder.

ARTICLE VII

ADMINISTRATION OF THE PLAN

7.1           The Committee may establish a Trust Fund for the purpose of retaining assets set aside by the Company pursuant to the Trust Agreement for payment of all or a portion of the benefits payable pursuant to the Plan.  Any benefits not paid from a Trust shall be paid from the Company’s general assets.  The Trust Fund, if such shall be established, shall be subject to the claims of general creditors of the Company in the event the Company is Insolvent, as such term is defined in the Trust Agreement.

7.2           The Plan shall be administered by the Committee.  The members of the Committee shall not receive compensation with respect to their services for the Committee.  The members of the Committee shall serve without bond or security for the performance of their duties hereunder unless applicable law makes the furnishing of such bond or security mandatory or unless required by the Company.  Any member of the Committee may resign by delivering a written resignation to the Company and to the other members of the Committee.

7.3           The Committee shall perform any act which the Plan authorizes expressed by a vote at a meeting or in a writing signed by a majority of its members without a meeting.  The Committee may, by a writing signed by a majority of its members, appoint any member of the Committee to act on behalf of the Committee.  Any person who is a member of the Committee shall not vote or decide upon any matter relating solely to such member or vote in any case in which the individual right or claim of such member to any benefit under the Plan is particularly involved.  If, in any matter or case in which a person is so disqualified to act, the remaining persons constituting the Committee cannot resolve such matter or case, the Board will appoint a temporary substitute to exercise all the powers of the disqualified person concerning the matter or case in which such person is disqualified.

7.4           The Committee may designate in writing other persons to carry out its responsibilities under the Plan, and may remove any person designated to carry out its responsibilities under the Plan by notice in writing to that person.  The Committee may employ persons to render advice with regard to any of its responsibilities.  All usual and reasonable expenses of the Committee shall be paid by the Company.  The Company shall indemnify and hold harmless each member of the Committee from and against any and all claims and expenses (including, without limitation, attorneys’ fees and related costs), in connection with the performance by such member of duties in that capacity, other than any of the foregoing arising in connection with the willful neglect or willful misconduct of the person so acting.

7.5           The Committee shall establish rules and procedures, not contrary to the provisions of the Plan, for the administration of the Plan and the transaction of its business.  The Committee shall determine the eligibility of any individual to participate in the Plan, shall interpret the Plan in its sole and absolute discretion, and shall determine all questions arising in the administration, interpretation and application of the Plan.  All determinations of the Committee shall be conclusive and binding on all employees, Participants and Beneficiaries, subject to the provisions of this Plan and applicable law.

7.6           Any action to be taken hereunder by the Company shall be taken by resolution adopted by the Board or by a committee thereof; provided, however, that by resolution, the Board or a committee thereof may delegate to any officer of the Company the authority to take any such actions hereunder, other than the power to amend or terminate the Plan.

ARTICLE VIII

LIMITATION OF RIGHTS

The establishment of this Plan shall not be construed as giving to any Participant, employee of the Company or any person whomsoever, any legal, equitable or other rights against the Company, or its officers, directors, agents or shareholders, or as giving to any Participant or Beneficiary any equity or other interest in the assets or business of the Company or shares of Company stock or as giving any employee the right to be retained in the employment of the Company.  All employees of the Company and Participants shall be subject to discharge to the same extent they would have been if this Plan had never been adopted.  The rights of a Participant hereunder shall be solely those of an unsecured general creditor of the Company.

ARTICLE IX

LIMITATION OF ASSIGNMENT AND PAYMENTS TO

LEGALLY INCOMPETENT DISTRIBUTEE

9.1           No benefits which shall be payable under the Plan to any person shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of the same shall be void.  No benefit shall in any manner be subject to the debts, contracts, liabilities, engagements or torts of any person, nor shall it be subject to attachment or legal process for or against any person, except to the extent required by law.

9.2           Whenever any benefit which shall be payable under the Plan is to be paid to or for the benefit of any person who is then a minor or determined by the Committee, on the basis of qualified medical advice, to be incompetent, the Committee need not require the appointment of a guardian or custodian, but shall be authorized to cause the same to be paid over to the person having custody of the minor or incompetent, or to cause the same to be paid to the minor or incompetent without the intervention of a guardian or custodian, or to cause the same to be paid to a legal guardian or custodian of the minor or incompetent, if one has been appointed, or to cause the same to be used for the benefit of the minor or incompetent.

ARTICLE X

AMENDMENT TO OR TERMINATION OF THE PLAN

The Company reserves the right at any time to amend or terminate the Plan in whole or in part by resolution of the Board.  No amendment shall have the effect of retroactively changing or depriving Participants or Beneficiaries of rights already accrued under the Plan.  Upon termination of the Plan, the Board may, in its sole and absolute discretion, and notwithstanding any other provision hereunder to the contrary, direct that all benefits hereunder will be paid as soon as administratively practicable thereafter.

ARTICLE XI

STATUS OF PARTICIPANT AS UNSECURED CREDITOR

All benefits under the Plan shall be the unsecured obligations of the Company and, except for those assets which may be placed in a Trust Fund established in connection with this Plan, no assets will be placed in trust or otherwise segregated from the general assets of the Company for the payment of obligations hereunder.  To the extent that any person acquires a right to receive payments hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

ARTICLE XII

GENERAL AND MISCELLANEOUS

12.1           Severability.  In the event that any provision of this Plan shall be declared illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions of this Plan but shall be fully severable, and this Plan shall be construed and enforced as if said illegal or invalid provision had never been inserted herein.

12.2           Construction.  The Section headings and numbers are included only for convenience of reference and are not to be taken as limiting or extending the meaning of any of the terms and provisions of this Plan.  Whenever appropriate, words used in the singular shall include the plural or the plural may be read as the singular.

12.3           Governing Law.  The validity and effect of this Plan and the rights and obligations of all persons affected hereby shall be construed and determined in accordance with the laws of the State of Texas unless superseded by federal law.

12.4           No Requirement to Fund.  The Company is not required to set aside any assets for payment of the benefits provided under this Plan; however, it may do so as provided in the Trust Agreement, if any.  A Participant shall have no security interest in any such amounts.  It is the Company’s intention that this Plan be construed as a plan which is unfunded and maintained primarily for the purpose of providing deferred compensation for a select group of highly compensated employees.

12.5           Taxes.  All amounts payable hereunder shall be reduced by any and all federal, state and local taxes imposed upon the Participant or a Beneficiary which are required to be paid or withheld by the Company.

12.6           USERRA. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided to the extent necessary to comply with the Uniformed Services Employment and Reemployment Rights Act of 1994 (USERRA).

IN WITNESS WHEREOF, Southwest Airlines Co., the Company, has caused these presents to be duly executed in its name and behalf by its proper officers thereunto duly authorized effective as of ________________.

                                                                             SOUTHWEST AIRLINES CO.

                                                                              By:_____________________________________

STATE OF TEXAS                              §
§
COUNTY OF DALLAS                       §

BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this ________ day of _______________, _________, personally appeared ____________, to me known to be the identical person who subscribed the name of SOUTHWEST AIRLINES CO., as its __________________________ to the foregoing instrument and acknowledged to me that he executed the same as his free and voluntary act and deed and as the free and voluntary act and deed of such organization for the uses and purposes therein set forth.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, the day and year last above written.

                                                                                                                                                 _________________________________
                                                                                                 Notary Public in and for the State of Texas

My Commission Expires: ________________